SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2009

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)
4000 Smith Road Cincinnati, Ohio (Address of principal executive offices)		45209 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed by First Financial Bancorp. (the “Company”) to amend the Current Report on Form 8-K filed September 23, 2009, as amended on December 4, 2009 (as amended, the “Original Report”), to file a revised consent of the Company’s independent registered public accounting firm to include reference to the Company’s registration statements on Form S-3 (Nos. 333-153751 and 333-156841) previously omitted.  Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Original Report to provide an updated consent of the Company’s independent registered public accounting firm, including the previously omitted reference to the Company’s registration statements on Form S-3 (Nos. 333-153751 and 333-156841).

This amendment amends and supplements the disclosure provided in 9.01 of the Original Report. Except as otherwise provided herein, the other disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

2.2
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank, F.S.B., Louisville, Kentucky, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

2.3
Amendment 1 to Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

2.4
Amendment 2 to Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

23.1	Consent of Ernst & Young LLP**

99.2	Report of Independent Registered Public Accounting Firm*
Statement of Assets Acquired and Liabilities Assumed at September 18, 2009*
Notes to Statement of Assets Acquired and Liabilities Assumed*
______________________

*Previously filed with the Original Report
**Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FINANCIAL BANCORP.
(Registrant)

	By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and Chief Financial Officer

Date: January 26, 2010

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.                                           Description

2.1
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

2.2
Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank, F.S.B., Louisville, Kentucky, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

2.3
Amendment 1 to Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

2.4
Amendment 2 to Purchase and Assumption Agreement Modified Whole Bank All Deposits, among the Federal Deposit Insurance Corporation, receiver of Irwin Union Bank and Trust Company, Columbus, Indiana, the Federal Deposit Insurance Corporation and First Financial, dated as of September 18, 2009*

23.1	Consent of Ernst & Young LLP**

99.2	Report of Independent Registered Public Accounting Firm*
Statement of Assets Acquired and Liabilities Assumed at September 18, 2009*
Notes to Statement of Assets Acquired and Liabilities Assumed*
____________________
*Previously filed with the Original Report
**Filed herewith